Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 6 – INCOME TAXES

The Company accounts for income taxes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 740, Accounting for Income Taxes which requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At December 31, 2019 and 2018, the total of all deferred tax assets was $253,204 and $149,790, respectively, and the total of the deferred liabilities was $3,744 and $1,837, respectively. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company's future earnings, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the deferred tax assets the Company has established a valuation allowance of $253,204 and $149,790 for the years ended December 31, 2019 and 2018. The change in the valuation allowance for the year ended December 31, 2019 and 2018 was $103,414 and $36,064, respectively.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "Act") was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018. The impact of the re-measurement on the Corporation's net deferred tax asset, as of December 31, 2017, was an approximately $55,124 decrease in deferred tax assets, with a corresponding decrease in the Company's valuation allowance, and no impact on income tax expense. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, the repeal of the Alternative Minimum Tax regime and the repeal of the domestic production activities deduction. These provisions are not expected to have a material effect on the Corporation.

The components of income tax expense (benefit) for the years ended December 31, 2019 and 2018 consist of the following:

	2019	2018
Deferred tax benefit:
Federal	$(36,319)	$(29,882)
State	(7,515)	(6,182)
Return to accrual adjustment	$(59,580)	$-
Increase in valuation allowance	103,414	36,064
Deferred tax benefit	$-	$-

A reconciliation of income tax expense at the federal statutory rate to income tax expense at the company's effective rate for the years ended December 31:

	2019	2018

Computed tax at the expected statutory rate	$(36,319)	$(29,882)
State and local income taxes, net of federal	(7,515)	(6,182)
Return to accrual adjustment	$(59,580)	-
Other non-deductible expenses	-	-
Change in Valuation allowance	103,414	36,064
Income tax expense/(benefit)	$-	$-

The temporary differences, and carryforwards gave rise to the following deferred tax assets at December 31, 2019 and 2018:

	2019	2018
Deferred tax assets:
Allowance for obsolete inventory	$1,907	$1,837
Common stock awarded for services	-	3,802
Stock options granted for services	-	5,231
Accrued payroll	8,237	-
Net operating loss carryforward	243,060	138,920
Total deferred tax assets	253,204	149,790
Valuation allowance	(253,204)	(149,790)
Net deferred tax assets	$-	$-